UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 8, 2006

Keane, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

001-7516	04-2437166
(Commission File Number)	(IRS Employer Identification No.)

100 City Square, Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 241-9200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On June 13, 2006, Keane, Inc. (the “Company”) announced that on June 8, 2006, it entered into a Settlement Agreement with Georgina Fisk, the Company’s Vice President of Marketing, Brian Keane, the Company’s former Chief Executive Officer, John Keane, Sr., the Chairman of the Company’s Board of Directors, and John Keane, Jr., a member of the Company’s Board of Directors (the “Settlement Agreement”). The Settlement Agreement was entered into connection with the resolution of Ms. Fisk’s previously reported allegations concerning Brian Keane.

The Settlement Agreement includes the following terms:

•                  Ms. Fisk’s resignation as the Company’s Vice President of Marketing effective June 30, 2006;

•                  Payment by the Company and/or its insurer to Ms. Fisk of $1,140,000;

•                  The extension of Ms. Fisk’s right to exercise any vested stock options held by her until December 31, 2006;

•                  Agreement by the Company not to exercise its right to repurchase 2,500 shares of restricted stock held by Ms. Fisk which vest on December 16, 2006 until after December 31, 2006;

•                  Mutual releases between Ms. Fisk and the Company, Brian Keane, John Keane, Sr. and John Keane, Jr.;

•                  Mutual agreements by all parties as to confidentiality and non-disparagement; and

•                  Waiver by the Company of its right to enforce non-competition provisions of Ms. Fisk’s agreement with the Company concerning confidential information and its right to enforce non-solicitation provisions of such agreement after January 1, 2007.

This description is qualified in full by the Settlement Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1. The press release announcing the Company’s settlement with Ms. Fisk is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

       (c)           Exhibits

10.1                           Settlement agreement, dated June 8, 2006, between Keane and Georgina Fisk

99.1                           Press Release entitled “Keane Reaches Resolution With Company’s Vice President Of Marketing Georgina Fisk”, issued by the Company on June 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2006	KEANE, INC.

	By:	/s/ John J. Leahy
John J. Leahy
Executive Vice President of Finance and Administration and Chief Financial Officer and Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Settlement agreement, dated June 8, 2006, between Keane and Georgina Fisk

99.1	Press Release entitled “Keane Reaches Resolution With Company’s Vice President Of Marketing Georgina Fisk”, issued by Keane on June 13, 2006.